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             VANGUARD SHORT-TERM CORPORATE FUND INSTITUTIONAL SHARES
                 SUPPLEMENT TO THE PROSPECTUS DATED JUNE 1, 1999

ERRATA--NOVEMBER 30, 1999
Please note that the minimum initial investment for the Fund is $50 million, and not $10 million as stated in the prospectus on the inside front cover, page 3, and page 13. In addition, the Fund reserves the right to convert an investor's Institutional Shares into Investor Shares of the Fund if the investor's account balance falls below $50 million, not $10 million as stated on page 18.









(C) 1999 The Vanguard Group, Inc. All rights reserved.         IS858N-11/30/1999
Vanguard Marketing Corporation, Distributor.